
                      SECURITIES AND EXCHANGE COMMISSION

                             Washington DC 20549

                                   FORM 8-K

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                MARCH 19, 1997
                                Date of Report

                               (MARCH 14, 1997)
                      (Date of earliest event reported)


                                HBO & COMPANY
            (Exact name of registrant as specified in its charter)


                                   DELAWARE
                (State or other jurisdiction of incorporation)


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
          0-9900                                     37-0986839
(Commission File Number)                    (Employer Identification No.)


301 PERIMETER CENTER NORTH                              30346
       ATLANTA, GA                                    (Zip Code)
(Address of principal executive offices)

                                (770) 393-6000
              Registrant's telephone number, including area code


                         Exhibit Index on page 2 of 5

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ITEM 5: OTHER EVENTS

     On March 14, 1997, HBO & Company (HBOC) announced it had signed a definitive agreement to acquire Enterprise Systems, Inc. (NASDAQ:ESIX), a leading developer of resource management solutions including materials management, operating room logistics, scheduling and financial management. The stockholders of Enterprise Systems, Inc. will receive shares of HBOC common stock in the transaction and the exchange ratio will be determined by averaging the closing HBOC stock price for a period of twenty trading days ending shortly before the closing of the transaction. The acquisition, which is subject to regulatory and Enterprise Systems, Inc. stockholder approval and other customary closing conditions, will be accounted for as a pooling of interests and is anticipated to close during the second quarter of 1997.

ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS

        (c)  Exhibits.
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
             EXHIBIT NO.              DESCRIPTION                     PAGE
             -------------------------------------------------------------
                 99      HBO & Company News Release dated
                          March 14, 1997                                4
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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           HBO & COMPANY
                                           (Registrant)

Date: March 19, 1997

                                           /s/ JAY P. GILBERTSON
                                           ------------------------------------
                                           Jay P. Gilbertson
                                           Executive Vice President,
                                           Chief Financial Officer,
                                           Principal Accounting Officer,
                                           Treasurer and Secretary



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